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Exhibit 10.4

COMMON STOCK SUBSCRIPTION AGREEMENT

        This Common Stock Subscription Agreement ("Agreement") is made as of April 29, 2003 by and among Axonyx Inc., a Nevada corporation, with its executive offices at 500 Seventh Ave., 10th Floor, New York, New York 10018 (the "Issuer") and Mr. Karsten Behrens, Assessor jur., Grasserstr. 10, 80339 Munich, Germany (the "Subscriber").

WITNESSETH:

        WHEREAS, the Issuer and the Subscriber have signed an Investor Relations Agreement, dated March 3, 2003 (the "Investor Relations Agreement") pursuant to which Issuer undertakes to compensate Subscriber by issuing 40,000 shares of common stock as consideration for the investment banking and investor relations services to be performed under the Investor Relations Agreement; and

        WHEREAS, the Board of Directors of the Issuer passed a resolution dated March 17, 2003 that the Subscriber shall be issued 40,000 shares of the Issuer's common stock, par value $0.001 (the "Shares") in compensation for the services to be rendered to the Issuer by the Subscriber under the terms of the Investor Relations Agreement; and

        WHEREAS, the Issuer and Subscriber have agreed that 20,000 of the 40,000 Shares to be issued pursuant to the Investor Relations Agreement will be issued on the date hereof and the remaining Shares will be issued on May 31, 2003.

        NOW THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt of which are hereby acknowledged, the parties agree as follows:

I.    Agreement to Subscribe; Purchase Price.

        1.1    Subscription.    The undersigned hereby subscribes for 40,000 Shares, to be issued in two separate tranches each consisting of 20,000 Shares and in accordance with Section 2.1 below.

        1.2    Sale and Issuance of Common Stock.    Subject to the terms and conditions hereof, at each Closing the Issuer will issue to the Subscriber at the Closing (as defined below), 20,000 Shares with a value of $1.00 per Share.

II.    Closing Date; Delivery, Restrictive Legend.

        2.1    Closing Date.    Each closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of the Issuer on or at such other time and place upon which the Issuer and the Subscriber shall agree (each, a "Closing Date").

        2.2    Delivery.    At each Closing, the Issuer will, upon request by the Subscriber, deliver to the Subscriber a certificate or certificates registered in the Subscriber's name, representing 20,000 Shares to be issued on the Closing Date.

        2.3    Restrictive Legend.    Each certificate representing (i) the Shares and (ii) any other securities issued in respect of such Shares or upon any stock split, stock dividend, recapitalization, merger, conversion, consolidation or similar event relating to the Shares, shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws) until such legend is no longer required under applicable securities laws:

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE

    DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.

III.    Representations and Warranties of the Subscriber.

        The Subscriber, except as set forth herein, represents and warrants to the Issuer with respect to the purchase of the Shares as follows:

        3.1    The Subscriber is an "accredited investor", as defined in Regulation D promulgated under the Securities Act.

        3.2    The Subscriber (i) has adequate means of providing for its current financial needs and possible contingencies, and has no need for liquidity of investment in the Issuer, (ii) can afford to hold unregistered securities for an indefinite period of time and sustain a complete loss of the entire amount of the subscription, and (iii) has not made an overall commitment to investments which are not readily marketable that is so disproportionate as to cause such overall commitment to become excessive.

        3.3    The Subscriber agrees and understands that the Shares are being offered and sold to the Subscriber in reliance upon specific exemptions from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder and that, in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares, the Issuer is relying upon the truth and accuracy of the Subscriber's representations and warranties, and compliance with the Subscriber's covenants and agreements, set forth in this Agreement. The Subscriber further agrees with the Issuer that (i) no Shares were offered or sold to the Subscriber by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (1) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (2) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising. The Subscriber hereby acknowledges that the offering of the Shares has not been reviewed by the SEC or any state regulatory authority since the offering of the Shares is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder. The Subscriber understands that the Shares have not been registered under the Securities Act and agrees not to sell or otherwise transfer the Shares unless they are registered under the Securities Act or unless an exemption from such registration is available.

        3.4    The Shares are being purchased by the Subscriber for its own account, for investment purposes only, not for the account of any other person, or corporation and not with a view to distribution, assignment or resale to others in whole or in part. The Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the Shares. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, pledge, hypothecate, grant any option to purchase or otherwise dispose of any of the Shares.

        3.5    The Subscriber has been furnished with the Issuer's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as amended, and has had access to the Issuer's SEC filings and other public filings.

        3.6    With respect to corporate tax and other economic considerations involved in an investment in the Shares, the Subscriber is not relying on the Issuer. The Subscriber has carefully considered and has, to the extent the Subscriber believes such discussion necessary, discussed with its professional legal, tax, accounting and financial advisors the suitability of an investment in the Shares for its particular tax and financial situation and has determined that the Shares are a suitable investment for the Subscriber.

        3.7    The Issuer has made available to the Subscriber all documents and information that the Subscriber has requested relating to an investment in the Shares.

        3.8    Subject to the Issuer's disclosures in this Agreement and its SEC filings, the Subscriber recognizes that the Issuer has generated only limited revenues to date, is not expected to have any products commercially available for a number of years, if at all, and that investment in the Issuer involves substantial risks, including loss of the entire amount of such investment and has taken full cognizance of and understands all of the risk factors relating to the purchase of the Shares.

        3.9    The Subscriber has not been formed for the specific purpose of acquiring the Shares.

        3.10    This Agreement when executed and delivered by the Subscriber will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

IV.    Issuer Representations.

        4.1    Concerning the Shares and the Common Stock.    The Shares, when issued, delivered and paid for in accordance with this Agreement, will be duly and validly authorized and issued.

V.    Registration Rights.

        5.1    Registrable Shares.    The Shares issued pursuant to this Agreement shall be "Registrable Shares" for the purposes of this Agreement.

        5.2    Company Registration.

        Subject to Section 5.5, if the Issuer proposes to register any of its common stock under the Securities Act other than a registration (A) on Form S-8 or S-4 or any successor or similar form, (B) relating to common stock issuable upon exercise of employee shares options or in connection with any employee benefit or similar plan of the Issuer, or (C) in connection with a public offering involving an underwriter), it will at such time, give prompt written notice at least 20 days prior to the anticipated filing date of the registration statement (a "Registration Statement") relating to such registration to the Subscriber, which notice shall set forth the Subscribers rights under this Section 5.2 and shall offer the Subscriber the opportunity to include in such registration statement such number of Registrable Shares as the Subscriber may request. Upon the written request of the Subscriber made within 10 days after the receipt of notice from the Issuer (which request shall specify the number of Registrable Shares intended to be disposed of by the Subscriber), the Issuer will use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Shares that the Issuer has been so requested to register by the Subscriber, to the extent necessary to permit the disposition of the Registrable Shares to be so registered.

        5.3    Covenants of the Issuer With Respect to Registration.

        The Issuer covenants and agrees as follows:

          (a)   Following the effective date of the Registration Statement under Section 5.2, the Issuer shall, upon the request of the Subscriber, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and other documents necessary or incidental to the public offering of the Registrable Shares, as shall be reasonably requested by the Subscriber to permit the Subscriber to make a public distribution of the Registrable Shares registered in connection with the Registration Statement.

          (b)   The Issuer shall prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the period of time such Registration Statement remains effective;

          (c)   The Issuer shall use its commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Subscriber; provided that the Issuer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (d)   During the period of time such Registration Statement remains effective, the Issuer shall notify each Subscriber of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (e)   The Issuer shall use its commercially reasonable efforts to cause all such Registrable Shares registered hereunder to be listed on each securities exchange on which securities of the same class issued by the Issuer are then listed;

          (f)    The obligations of the Issuer hereunder with respect to the Registrable Shares are subject to the Subscriber furnishing to the Issuer such appropriate information concerning the Subscriber, the Registrable Shares and the terms of the Subscriber offering of such Registrable Shares as the Issuer may reasonably request in writing.

        5.4    Expenses.    All expenses incurred in effecting a registration pursuant to this Agreement (including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Issuer, blue sky fees and expenses) shall be borne by the Issuer. All transfer taxes, underwriting discounts and selling commissions applicable to the sale of the Registrable Shares shall be borne by the Subscriber.

        5.5    Suspension of Sales.

          (a)   With respect to the Registration Statement filed pursuant to Section 5.2, the Issuer may suspend sales of Registrable Shares under such Registration Statement for a period of not more than forty five (45) days with respect to such Registration Statement if, at any time the Issuer is engaged in confidential negotiations or other confidential business activities, the disclosure of which would be required if such sales were not suspended and the Board of Directors of the Issuer determines in good faith that such suspension would be in the Issuers best interest at such time, provided that the Issuer shall not be permitted to suspend such sales for more than sixty (60) days in any twelve (12) month period. In order to suspend sales pursuant to this Section 5.5(a), the Issuer shall promptly (but in any event within five (5) business days), upon determining to seek such suspension, deliver to each holder of Registrable Shares a certificate signed by an executive officer of the Issuer stating that the Issuer is suspending such filing pursuant to this Section 5.5(a) and a general statement of the reason for such suspension and an approximation of the anticipated delay. Each holder of Registrable Shares hereby agrees to keep confidential any information disclosed to it in any such certificate (including the fact that a certificate was delivered).

          (b)   If the Issuer suspends such Registration Statement pursuant to Section 5.5(a) above, the Issuer shall, as promptly as practicable following the termination of the circumstances which entitled the Issuer to do so but in no event more than fifteen (15) days thereafter, take such actions as may be necessary to file or reinstate the effectiveness of such Registration Statement and/or give written notice to the selling Subscriber authorizing them to resume sales pursuant to such Registration Statement. If, as a result thereof, the prospectus included in such Registration Statement has been amended to comply with the requirements of the Securities Act, the Issuer shall enclose such revised prospectus with the notice to the selling Subscriber given pursuant to this Section 5.5(b), and the selling Subscriber shall make no offers or sales of securities pursuant to such Registration Statement other than by means of such revised prospectus.

        5.6    Transfer or Assignment of Registration Rights.    The rights to cause the Issuer to register Registrable Shares granted to the Subscriber by the Issuer under this Section 5 may be transferred or assigned by the Subscriber to a transferee or assignee of such Registrable Shares that (i) is a subsidiary, parent, current or former partner, current or former limited partner, current or former member, current or former manager or stockholder of the Subscriber, (ii) is an entity controlling, controlled by or under common control, or under common investment management, with the Subscriber, including without limitation a corporation, partnership or limited liability company that is a direct or indirect parent or subsidiary of the Subscriber, or (iii) is a transferee or assignee of not less than 50,000 shares of Registrable Shares (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and the like), provided that the Issuer is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of such Subscriber under this Section 5.

        5.7    Reports under Exchange Act.    With a view to making available to the Subscriber the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Subscriber to sell securities of the Issuer to the public without registration, the Issuer agrees to:

          (a)   Make and keep public information available, as those terms are used in SEC Rule 144, at all times;

          (b)   File with the SEC in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act of 1934, as amended (the "Exchange Act");

          (c)   Furnish to the Subscriber, so long as the Subscriber owns any Registrable Shares, forthwith on request, (i) a written statement by the Issuer that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Issuer and such other reports and documents so filed by the Issuer, and (iii) such other information as may be reasonably requested in availing any Subscriber of any rule or regulation of the SEC that permits the selling of any such securities without registration; and

          (d)   Undertake any additional actions reasonably necessary to maintain the availability of the use of Rule 144

        5.8    Delay of Registration.    The Subscriber shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 5.

VI.    Miscellaneous

        6.1    Governing Law.    This Agreement shall be governed in all respects by the laws of the State of New York.

        6.2    Survival.    The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party and the closing of the transactions contemplated hereby

        6.3    Notices.    All notices, requests, consents, demands, notice or other communication to the Issuer required or permitted under this Agreement shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile, or one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being deposited as first class mail with the United States Postal Services, all charges or postage prepaid, and properly addressed:

    to the Issuer at:

      Axonyx Inc.
      500 Seventh Avenue, 10th Floor
      New York, New York 10018
      Fax: (212) 645-7704
      Attention: President and Chief Executive Officer

    to the Subscriber at:

      Karsten Behrens
      Grasserstrasse 10
      80339 Munich,
      Germany

        6.4    Successors and Assigns.    Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Subscriber hereunder shall not be assignable (except by operation of law or to successor by merger, acquisition or other reorganization) except pursuant to the Investor Relations Agreement.

        6.5    Counterparts.    This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

        6.6    Entire Agreement.    This Agreement constitutes the entire agreement between the Issuer and the Subscriber with respect to the subject matter hereof. There are no representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements between the parties with respect to the Shares purchased hereunder and the subject matter hereof.

        IN WITNESS WHEREOF, this Agreement has been duly executed by the Subscriber or one of its officers thereunto duly authorized as of the date set forth below.

Name of Subscriber:	Karsten Behrens
Exact name to appear on stock certificate:	Karsten Behrens
Signature:	/s/ KARSTEN BEHRENS
Title:	Assessor jur
Date:	April 30, 2003
Address:	Grasserstr. 10, 80339 Munich, Germany

        This Agreement has been accepted as of the date set forth below:

AXONYX INC.

By:	/s/ MICHAEL R. ESPEY Michael R. Espey Vice President and Secretary
Date:	April 30, 2003

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COMMON STOCK SUBSCRIPTION AGREEMENT